UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2022

Descrypto Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24520	04-3021770
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

625 N. Flagler Drive, Suite 600

West Palm Beach, FL 33401

(Address of principal executive offices) (Zip code)

(305) 351-9195

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 29, 2022, Descrypto Holdings, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the celebration of Epicenter’s win at the Travers Stakes. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 29, 2022, the Company has scheduled a live webcast for this upcoming Thursday, September 1st at 12:00pm (Eastern Time), during which it shall present an updated Investor Deck (the “Powerpoint Presentation”). The Company’s Chief Executive Officer, Mr. Howard Gostfrand, shall present the Powerpoint Presentation on behalf of the Company. A copy of the Powerpoint Presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K, the contents of which are incorporated herein by reference. The information contained in this Current Report on Form 8-K speaks only as the date hereof. While the Company may elect to update the information in this Current Report on Form 8-K in the future, the Company disclaims any obligation to do so except to the extent required by applicable law.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, the Press Release and the Powerpoint Presentation are “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Current Report on Form 8-K, the Press Release and the Powerpoint Presentation regarding strategy, future operations, future financial position, future revenue, projected expenses, sufficiency of cash, expected timing and results of operations, prospects, plans and objectives of management are forward-looking statements. The Company may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the COVID-19 pandemic, impacts of the Ukraine - Russia conflict on our planned and ongoing operations, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient financial and other resources to meet business objectives and operational requirements. While the Company may elect to update these forward-looking statements publicly at some point in the future, the Company specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date after the date stated herein.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of the registrant dated August 29, 2022.
99.2	Powerpoint Presentation dated August 29, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Descrypto Holdings, Inc.

Date: August 30, 2022	/s/ Howard Gostfrand
Howard Gostfrand
Chief Executive Officer